UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number           811-07326

                                                      Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                                     Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli ABC Fund

First Quarter Report — March 31, 2013

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall, and 4 stars for the three, five, and ten year periods ended March 31, 2013 among 55, 55, 46, and 19 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the quarter ended March 31, 2013, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 1.8% compared with the change of 5.0% for the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index. The performance of the 3 Month U.S. Treasury Bill Index for the quarter was 0.02%. See below for additional performance information.

Enclosed is the schedule of investments as of March 31, 2013.

Comparative Results

Average Annual Returns through March 31, 2013 (a) (Unaudited)					Since Inception 5/14/93
	Quarter	1 Year	5 Year	10 Year
AAA Shares (GABCX)	1.81%	3.86%	3.45%	4.64%	6.42%
Advisor Shares (GADVX)	1.72	3.53	3.21	4.49	6.34
S&P 500 Index	10.61	13.96	5.81	8.53	8.70	(b)
Lipper U.S. Treasury Money Market Fund Average	0.00	0.01	0.16	1.33	2.65	(b)
3 Month U.S. Treasury Bill Index	0.02	0.12	0.34	1.75	3.17
S&P Long-Only Merger Arbitrage Index	5.03	5.07	3.86	7.33	N/A	(c)

In the current prospectus dated April 30, 2013, the expense ratios for Class AAA and the Advisor Class Shares, are 0.60% and 0.85%, respectively. The Fund does not have a sales charge.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from April 1, 2002 through April 30, 2007. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)    S&P 500 Index and the Lipper U.S. Treasury Money Market Fund Average since inception performance are as of April 30, 1993.

(c)    S&P Long-Only Merger Arbitrage Index inception date is December 31, 2003.

The Gabelli ABC Fund

Schedule of Investments — March 31, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 32.8%
	Aerospace — 0.1%
1,000	EDAC Technologies Corp.†	$18,540
44,000	Exelis Inc.	479,160
4,000	Kratos Defense & Security Solutions Inc.†	20,120

		517,820

	Automotive — 0.2%
110,000	Ford Motor Co.	1,446,500

	Automotive: Parts and Accessories — 0.1%
10,000	Strattec Security Corp.	284,300
53,000	The Pep Boys - Manny, Moe & Jack†	624,870

		909,170

	Broadcasting — 0.6%
15,000	Astral Media Inc., Cl. A	724,123
2,700	Astral Media Inc., Cl. B	141,532
9,000	Cogeco Inc.	368,115
10,000	Fisher Communications Inc.	392,400
787	Granite Broadcasting Corp.†(a)	4
12,000	LIN TV Corp., Cl. A†	131,880
6,000	Salem Communications Corp., Cl. A	47,580
40,000	Virgin Media Inc.	1,958,800

		3,764,434

	Business Services — 1.1%
4,000	Arbitron Inc.	187,480
10,000	Ascent Capital Group Inc., Cl. A†	744,400
20,000	Diebold Inc.	606,400
2,000	GrainCorp Ltd., Cl. A.	24,321
520,000	Intermec Inc.†	5,111,600
70,000	TNT Express NV	513,075

		7,187,276

	Cable and Satellite — 1.3%
5,000	AMC Networks Inc., Cl. A†	315,900
142,000	British Sky Broadcasting Group plc	1,905,186
35,000	Cablevision Systems Corp., Cl. A	523,600
7,001	DIRECTV†	396,327
4,000	Jupiter Telecommunications Co. Ltd.	5,239,284
3,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	12,667

		8,392,964

	Computer Hardware — 2.1%
925,000	Dell Inc.	13,255,250

	Computer Software and Services — 0.5%
8,000	eBay Inc.†	433,760
3,000	Fidelity National Information Services Inc.	118,860
4,000	Mentor Graphics Corp.	72,200
4,000	Micro Focus International plc	41,663
90,000	Pervasive Software Inc.†	825,300

Shares		Market Value
60,000	Yahoo! Inc.†	$1,411,800

		2,903,583

	Consumer Products — 0.4%
40,000	Avon Products Inc.	829,200
28,000	Harman International Industries Inc.	1,249,640
60,000	K-Swiss Inc., Cl. A†	284,400

		2,363,240

	Consumer Services — 0.3%
3,000	Liberty Interactive Corp., Cl. A†	64,140
202	Liberty Ventures, Cl. A†	15,267
35,000	The ADT Corp.	1,712,900

		1,792,307

	Diversified Industrial — 3.5%
64,000	Eaton Corp. plc	3,920,000
18,000	Fortune Brands Home & Security Inc.†	673,740
150,000	Gardner Denver Inc.	11,266,500
94,000	Handy & Harman Ltd.†	1,446,660
6,000	ITT Corp.	170,580
30,000	Katy Industries Inc.†	19,500
3,600	Kaydon Corp.	92,088
40,000	Metals USA Holdings Corp.	826,000
1,000	MOCON Inc.	14,160
40,000	Myers Industries Inc.	558,400
2,700	Texas Industries Inc.†	170,397
70,000	Tyco International Ltd.	2,240,000
264,500	Wright Investors’ Service Holdings Inc.†	621,575

		22,019,600

	Electronics — 0.3%
500	Aleo Solar AG†	1,388
70,000	Alliance Semiconductor Corp.†	28,350
20,000	Emulex Corp.†	130,600
2,000	International Rectifier Corp.†	42,300
100,400	Laird plc	331,499
12,000	MoSys Inc.†	56,520
5,000	Texas Instruments Inc.	177,400
70,000	Zygo Corp.†	1,036,700

		1,804,757

	Energy and Utilities — 4.3%
3,600	Anadarko Petroleum Corp.	314,820
600	Apache Corp.	46,296
28,000	Atlas Energy LP	1,233,120
200	Berry Petroleum Co., Cl. A	9,258
17,000	CH Energy Group Inc.	1,111,630
1,000	Copano Energy LLC	40,520
50,000	Dart Energy Ltd.†	5,466
320,000	Dragon Oil plc	3,160,471
30,000	Duke Energy Corp.	2,177,700
36,000	Endesa SA	760,729
100,000	Energy Transfer Partners LP	5,069,000

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
1,500	EXCO Resources Inc.	$10,695
3,200	Exxon Mobil Corp.	288,352
42,000	GDF Suez, Strips†(a)	54
250,000	GenOn Energy Inc., Escrow†(a)	0
10,000	Great Plains Energy Inc.	231,900
11,592	Halcon Resources Corp.†	90,302
15,000	Heritage Oil plc†.	40,683
5,000	Hess Corp.	358,050
153	Iberdrola SA.	714
1,500	Kelt Exploration Ltd.†	9,819
380,239	McMoRan Exploration Co.†	6,216,908
60,000	National Fuel Gas Co.	3,681,000
25,000	NorthWestern Corp.	996,500
18,000	NRG Energy Inc.	476,820
4,000	Occidental Petroleum Corp.	313,480
1,000	Origin Energy Ltd.	13,826
12,000	Plains Exploration & Production Co.†	569,640
200	Walter Energy Inc.	5,700
95,000	WesternZagros Resources Ltd.†	106,610

		27,340,063

	Entertainment — 0.3%
2,000	Discovery Communications Inc., Cl. A†	157,480
2,000	Discovery Communications Inc., Cl. C†	139,080
19,000	Electronic Arts Inc.†	336,300
36,000	Take-Two Interactive Software Inc.†	581,400
3,000	The Madison Square Garden Co., Cl. A†	172,800
18,000	Vivendi SA	371,827

		1,758,887

	Equipment and Supplies — 0.2%
500,000	Gerber Scientific Inc., Escrow†(a)	5,000
8,000	The L.S. Starrett Co., Cl. A	88,400
47,000	Xylem Inc.	1,295,320

		1,388,720

	Financial Services — 2.9%
120,000	AllianceBernstein Holding LP	2,628,000
1,500	Argo Group International Holdings Ltd.	62,070
30,000	Artio Global Investors Inc.	81,600
200	Asset Acceptance Capital Corp.†	1,348
11,000	Citigroup Inc.	486,640
313,087	Duff & Phelps Corp., Cl. A	4,855,979
2,000	FirstCity Financial Corp.†	19,640
22,000	H&R Block Inc.	647,240
50,000	Hudson City Bancorp Inc.	432,000
60,000	KKR & Co. LP	1,159,200
2,000	M&T Bank Corp.	206,320
300	MasterCard Inc., Cl. A	162,339
200	Netspend Holdings Inc.†	3,178
4,000	NYSE Euronext	154,560

Shares		Market Value
11,000	Oritani Financial Corp.	$170,390
7,000	PNC Financial Services Group Inc.	465,500
1,000	Provident New York Bancorp.	9,070
130,000	SeaCube Container Leasing Ltd.	2,984,800
100,000	SLM Corp.	2,048,000
9,000	Steel Excel Inc.†	244,260
45,000	The Charles Schwab Corp.	796,050
3,800	The Goldman Sachs Group Inc.	559,170

		18,177,354

	Food and Beverage — 6.5%
14,000	Beam Inc.	889,560
60,000	Copeinca ASA	621,496
221,000	DE Master Blenders 1753 NV†	3,413,641
300,000	Grupo Modelo SAB de CV, Cl. C	2,719,114
281,200	H.J. Heinz Co.	20,322,324
48,000	Hillshire Brands Co.	1,687,200
1,000	Ingredion Inc.	72,320
2,320,000	Parmalat SpA	5,918,064
5,500	Pernod-Ricard SA	685,350
25,000	Post Holdings Inc.†.	1,073,250
12,201	Remy Cointreau SA	1,410,093
162,400	Rieber & Son ASA	1,807,302

		40,619,714

	Health Care — 3.6%
2,000	3SBio Inc., ADR†	30,400
500	Actelion Ltd.	27,152
468	Allergan Inc.	52,243
2,000	Amil Participacoes SA	31,285
4,000	ArthroCare Corp.†	139,040
5,000	Assisted Living Concepts Inc., Cl. A	59,450
1,000	Bio-Rad Laboratories Inc., Cl. A†	126,000
160,000	Coventry Health Care Inc.	7,524,800
5,242	Grifols SA, ADR†	152,070
6,500	Illumina Inc.†	351,000
30,000	Indevus Pharmaceuticals Inc., Escrow†(a)	0
1,000	Lexicon Pharmaceuticals Inc.†	2,180
500	Mead Johnson Nutrition Co.	38,725
1,000	Merck & Co. Inc.	44,230
433,000	Myrexis Inc.	41,135
500,000	Obagi Medical Products Inc.†	9,875,000
2,500	Palomar Medical Technologies Inc.†	33,725
770,000	Q-Med AB, Escrow†(a)	0
4,000	Rhoen Klinikum AG	84,884
50,000	Smith & Nephew plc.	577,394
1,000	Taro Pharmaceuticals Industries Ltd.†	58,680
1,000	UCB SA†	63,747
124	Wright Medical Group Inc.†	2,952
180,000	WuXi PharmaTech Cayman Inc., ADR†	3,092,400

		22,408,492

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming — 0.2%
200	7 Days Group Holdings Ltd., ADR†	$2,686
10,000	Ameristar Casinos Inc.	262,300
5,000	Churchill Downs Inc.	350,200
8,000	Orient-Express Hotels Ltd., Cl. A†	78,880
11,317	Ryman Hospitality Properties Inc.	517,753
2,500	WMS Industries Inc.†	63,025

		1,274,844

	Metals and Mining — 1.0%
20,000	Alcoa Inc.	170,400
2,200	Allegheny Technologies Inc.	69,762
269,001	AuRico Gold Inc.†	1,692,016
10,000	Aurizon Mines Ltd.†	43,806
20,000	Camino Minerals Corp.†	2,166
6,000	Commercial Metals Co.	95,100
30,000	Freeport-McMoRan Copper & Gold Inc.	993,000
10,000	Gold Fields Ltd., ADR	77,500
3,400	Hoganas AB, Cl. B	168,003
5,000	Inmet Mining Corp.	332,972
50,000	Newmont Mining Corp.	2,094,500
5,000	NovaGold Resources Inc.†	18,150
7,592	Pan American Silver Corp.	124,811
12,000	Pilot Gold Inc.†	19,845
100	Royal Oak Ventures Inc.†(a)	0
2,500	Sibanye Gold Ltd., ADR†	14,125
1,000	Uranium One Inc.†	2,756
11,000	Vulcan Materials Co.	568,700

		6,487,612

	Real Estate — 0.0%
500	American Tower Corp.	38,460
2,000	CreXus Investment Corp.	26,040
500	ECO Business-Immobilien AG†	3,192

		67,692

	Retail — 0.3%
1,000	Aaron’s Inc.†	28,680
6,000	Casey’s General Stores Inc.	349,800
32,000	Denny’s Corp.†	184,640
19,100	Hot Topic Inc.	265,108
30,000	Macy’s Inc.	1,255,200
4,000	Pier 1 Imports Inc.	92,000
1,000	Saks Inc.†	11,470

		2,186,898

	Semiconductors — 0.1%
8,000	Lam Research Corp.†	331,680
2,500	LTX-Credence Corp.†	15,100
10,000	PLX Technology Inc.†	45,600

		392,380

Shares		Market Value
	Specialty Chemicals — 0.3%
8,000	International Flavors & Fragrances Inc.	$613,360
11,000	Monsanto Co.	1,161,930
0	PolyOne Corp.	9
500	SGL Carbon SE	19,680

		1,794,979

	Telecommunications — 2.5%
300,000	Asia Satellite Telecommunications Holdings Ltd.	1,099,510
19,000	BCE Inc.	887,110
40,000	Corning Inc.	533,200
78,000	Portugal Telecom SGPS SA	386,341
3,000	Telegroup Inc.†(a)	0
250,800	Telenet Group Holding NV	12,403,046
4,609	Telephone & Data Systems Inc.	97,112
6,000	Verizon Communications Inc.	294,900
500	Ziggo Bond Co. BV	17,584

		15,718,803

	Wireless Communications — 0.1%
11,000	Clearwire Corp., Cl. A†	35,640
14,000	Metricom Inc.†(a)	7
15,000	MetroPCS Communications Inc.†	163,500
10,000	NII Holdings Inc.†	43,300
8,100	United States Cellular Corp.†	291,600
50,000	Winstar Communications Inc.†(a)	50

		534,097

	TOTAL COMMON STOCKS	206,507,436

	PREFERRED STOCKS — 0.1%
	Communications Equipment — 0.0%
	RSL Communications Ltd.,
2,000	7.500% Pfd.†(a)	0
1,000	7.500% Pfd., Ser.A†(a)(b)(c)	0

		0

	Home Furnishings — 0.0%
8,000	O’Sullivan Industries Holdings Inc., 12.000% Pfd†(a)	0
	Telecommunications — 0.1%
6,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	272,160

	TOTAL PREFERRED STOCKS	272,160

	RIGHTS — 0.1%
	Health Care — 0.1%
110,600	Adolor Corp., expire 07/01/19†(a)	57,512
135,000	American Medical Alert Corp.†(a)	1,350
10,000	Clinical Data Inc., CVR, expire 04/14/18†(a)	9,500
370,000	Sanofi, CVR, expire 12/31/20†	658,600

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2013 (Unaudited)

Shares		Market Value
	RIGHTS (Continued)
	Health Care (Continued)
500	Wright Medical Group Inc.†	$1,250

		728,212

	TOTAL RIGHTS	728,212

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	4

	Energy and Utilities — 0.0%
32,000	Kinder Morgan Inc., expire 05/25/17†	164,480

	TOTAL WARRANTS.	164,484

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.5%
	Aerospace — 0.0%
$ 100,000	GenCorp Inc., Sub. Deb. Cv.,
	4.063%, 12/31/39.	156,250

	Computer Software and Services — 0.4%
2,800,000	SanDisk Corp., Cv., 1.000%, 05/15/13.	2,763,867

	Diversified Industrial — 0.1%
200,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14.	258,625

	TOTAL CONVERTIBLE CORPORATE BONDS	3,178,742

	CORPORATE BONDS — 0.0%
	Energy and Utilities — 0.0%
800,000	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	84,000

	Retail — 0.0%
500,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/11†(a)	625

	TOTAL CORPORATE BONDS	84,625

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 66.5%
$418,727,000	U.S. Treasury Bills, 0.050% to 0.200%††, 04/04/13 to 09/12/13(d)	$418,661,161

	TOTAL INVESTMENTS — 100.0% (Cost $612,908,908)	$629,596,820

	Aggregate tax cost	$614,437,808

	Gross unrealized appreciation	$24,650,550
	Gross unrealized depreciation	(9,491,538)

	Net unrealized appreciation/depreciation	$15,159,012

Shares		Market Value
	SECURITIES SOLD SHORT — (0.5)%
	Health Care — (0.5)%
62,160	Aetna Inc.	$3,177,619

	Aggregate proceeds	$2,859,670

	Gross unrealized appreciation	$—
	Gross unrealized depreciation	(317,949)

	Net unrealized appreciation/depreciation	$(317,949)

Principal Amount			Settlement Date	Unrealized Depreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
500,000	(e)	Deliver Canadian Dollars in exchange for United States Dollars 491,893(f)	04/26/13	$(183)
7,741,000	(g)	Deliver Euros in exchange for United States Dollars 9,924,677(f)	04/26/13	(31,525)

		TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$(31,708)

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Schedule of Investments (Continued) — March 31, 2013 (Unaudited)

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2013, the market value of fair valued securities amounted to $74,102 or 0.01% of total investments.

(b)	Illiquid security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the market value of the Rule 144A security amounted to $0 or 0.00% of total investments.

(d)	At March 31, 2013, $29,000,000 of the principal amount was pledged as collateral for securities sold short and forward foreign exchange contracts.
(e)	Principal amount denoted in Canadian Dollars.
(f)	At March 31, 2013, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(g)	Principal amount denoted in Euros.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to schedule of investments.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — quoted prices in active markets for identical securities;
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$ 3,764,430	—	$ 4	$ 3,764,434
Energy and Utilities	27,340,063	—	0	27,340,063
Equipment and Supplies	1,383,720	—	5,000	1,388,720
Health Care	22,408,492	—	0	22,408,492
Metals and Mining	6,487,612	—	0	6,487,612
Telecommunications	15,718,803	—	0	15,718,803
Wireless Communications	534,040	—	57	534,097
Other Industries (a)	128,865,215	—	—	128,865,215
Total Common Stocks	206,502,375	—	5,061	206,507,436
Preferred Stocks:
Communications Equipment	—	—	0	0
Home Furnishings	—	—	0	0
Telecommunications	272,160	—	—	272,160
Total Preferred Stocks	272,160	—	0	272,160
Rights:
Health Care	659,850	—	68,362	728,212
Warrants (a)	164,484	—	—	164,484
Convertible Corporate Bonds (a)	—	$ 3,178,742	—	3,178,742
Corporate Bonds (a)	—	84,625	—	84,625
U.S. Government Obligations	—	418,661,161	—	418,661,161
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$207,598,869	$421,924,528	$73,423	$629,596,820
LIABILITIES (Market Value): Securities Sold Short (a)	$ (3,177,619)	—	—	$ (3,177,619)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (3,177,619)	—	—	$ (3,177,619)
OTHER FINANCIAL INSTRUMENTS: LIABILITIES (Unrealized Depreciation):* FOREIGN CURRENCY EXCHANGE CONTRACTS Forward Foreign Exchange Contracts	—	$ (31,708)	—	$ (31,708)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At March 31, 2013, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at March 31, 2013 are reflected within the Schedule of Investments.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at March 31, 2013 are reflected within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

The Gabelli ABC Fund

Notes to Schedule of Investments (Unaudited) (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of March 31, 2013, refer to the Schedule of Investments.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1976 and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia University Graduate School of Business, and an Honorary Doctorate Degree from Roger Williams University in Rhode Island.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc.	Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer

Anthony J. Colavita President, Anthony J. Colavita, P.C.	Agnes Mullady Treasurer

DISTRIBUTOR

Vincent D. Enright Former Senior Vice President and Chief Financial Officer, KeySpan Corp.	G.distributors, LLC CUSTODIAN, TRANSFER
Mary E. Hauck Former Senior Portfolio Manager, Gabelli-O’Connor Fixed Income Mutual Fund Management Co.	AGENT, AND DIVIDEND DISBURSING AGENT State Street Bank and Trust Company
LEGAL COUNSEL

Kuni Nakamura President, Advanced Polymer, Inc.	Skadden, Arps, Slate, Meagher & Flom LLP

Werner J. Roeder, MD Medical Director, Lawrence Hospital

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar RatingTM

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall, and 4 stars for the three, five, and ten year periods ended March 31, 2013 among 55, 55, 46, and 19 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB408Q113QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Investor Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date    5/24/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date     5/24/2013

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date     5/24/2013

* Print the name and title of each signing officer under his or her signature.